Exhibit 99.1

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Exhibit 99.1

[LOGO]

United Surgical Partners
INTERNATIONAL

Nasdaq Symbol

USPI

March 2003

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides.  Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation.  United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward looking statements.

COMPANY OVERVIEW

•         Leading operator of short stay surgical facilities in the US and Western Europe

•         Strategic relationships with leading not-for-profit healthcare systems

•         Attractive case and payor mix with minimal exposure to government reimbursement

•         Strong same facility revenue growth and EBITDA growth

•         Experienced management team focusing on facility level operating discipline

FACILITIES

[GRAPHIC]

64 surgical facilities world-wide

FAVORABLE REVENUE AND PAYOR MIX

2002 Revenue Mix

[CHART]

2002 Payor Mix

[CHART]

Low risk cash flows from high margin specialties and reliable payors

INDUSTRY OVERVIEW

RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market

(Surgeries in thousands)

[CHART]

Outpatient surgery has growth from 15% to over 70%
of all surgeries since 1980

OPPORTUNITIES IN WESTERN EUROPE

•                    Approximately 20% of population accesses the private healthcare market

•                    Physician-driven healthcare

•                    Contracting with payors requires critical mass and efficient operations

•                    Limited competition

•                    Inherent limitations of National Health Systems

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH

Same Facility Results

Domestic Surgical Cases
(in thousands)

[CHART]

Western Europe Net Revenue
($ in millions)

[CHART]

Long-term Case Growth of 7 - 9%

STRONG FACILITY OPERATIONS

USPI EDGE — Every Day Giving Excellence

•                    Efficient case scheduling maximizes physician productivity
-18% decrease in turnover time over a six-month period

•                    Staffing flexibility — reduces daily costs
-10% decrease in worked hours per case over a six-month period

•                    Salaries, wages and benefits are 27% of total net revenues

Emphasis on facility operations drives margin improvement

PRICING TRENDS

2002 Same Facility Results

U.S. Net Revenue/Case

[CHART]

Western Europe Net Revenue/
Adjusted Admission

[CHART]

JV CASE STUDY

Same Facility Results

[CHART]

20 total centers

DEVELOPMENT STRATEGY

USPI will continue to implement a two-pronged development strategy

•                    Add new joint venture partners
- Leading not-for-profit healthcare systems
- Physicians

•                    Add facilities in existing markets
- De novos
- Acquistions

HEALTHCARE SYSTEM PARTNERS

[GRAPHIC]

Promotes physician loyalty

Leverages USPI’s expertise

Vehicle for expanding network

STRONG RETURNS ON INVESTMENT

De Novo Development Profile

•       EBITDA positive in first year

•       Age: 1 - 4 years old

•       Number of facilities: 10

•       2002 facility revenue: $7.5 million

•       Average total equity invested: $2.9 million

•       Weighted average facility EBITDA margins: 39%

81% (pre-management fee) 2002 return on equity

EMPIRICAL DE NOVO RESULTS

	Hospital Partner	Operating Rooms	Average Months to Breakeven	Weighted Avg. Facility EBITDA Margins
2002
Grapevine, DFW	☒	4
Toms River, NJ	☒	4	4	31%
St. Thomas, TN	☒	5
2001
Las Cruces, NM		3
Lawrenceville, GA		2	7	15%
Knoxville, TN	☒	5
2000
Shrewsbury, NJ	☒	4
Albuquerque, NM		4	5	44%
Arlington, DFW	☒	6
1999
Murfreesboro, TN	☒	3
Denton, DFW	☒	4	12	40%
Fort Worth, DFW	☒	6
Las Vegas, NV	☒	5

De Novos with a hospital partner accelerates positive results

FINANCIAL OVERVIEW

SAME FACILITY EBITDA MARGINS

2001

[CHART]

2002

[CHART]

REVENUE MODEL

[CHART]

RAPID REVENUE GROWTH

($ in millions)

[CHART]

RAPID EBITDA GROWTH

($ in millions)

[CHART]

CAPITALIZATION TO SUPPORT CONTINUED GROWTH

($ in millions)

Dec. 2002
Cash and Equivalents	$47.6
Senior Debt	$127.8
Subordinated Debt	148.9
Total Debt	$276.7
Total Shareholders’ Equity	322.3
Total Capitalization	$599.0

CASH FLOW ANALYSIS

($ in millions)

2003e
Cash Flow from Operations	$60
Maintenance Capex	15
45
Expansion Capex	15
De Novo Capex(8)	12
Net Change in Ownership	10
Cash Available for Acquisitions	$8

Acquisitions(5)	$25

MILEPOSTS FOR SUCCESS

[GRAPHIC]

[LOGO]

United Surgical Partners
International

Nasdaq Symbol

USPI